UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 19, 2012

C2C CROWDFUNDING, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-53287	26-0378308
(Commission File Number)	(IRS Employer Identification No.)

1202 Lexington Ave., Suite 355
New York, NY	10028
(Address of principal executive offices)	(Zip Code)

(646) 481-4524
(Registrant’s telephone number, including area code)

IP Technology Services, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 19, 2012, Harold Kleiman was appointed to the Board of Directors of C2C CrowdFunding, Inc. (the “Company”). There were no arrangements or understandings between Mr. Kleiman and the Company, pursuant to which he was appointed to the Board of Directors of the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C2C CROWDFUNDING, INC.

Date: November 20, 2012	By:	/s/ Neil Rock
Neil Rock
President

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